SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities

                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement         [  ]  Confidential,  for  Use  of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            KEMPER VALUE+GROWTH FUND

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

                                PRELIMINARY COPY

                            KEMPER VALUE+GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

          Please take notice that a Special Meeting of Shareholders (the "Meeting") of the shareholders of Kemper Value+Growth Fund (the "Fund") will be held at the offices of Zurich Scudder Investments, Inc. ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

         Proposal 1:    To elect Trustees of the Fund;

         Proposal 2:    To  approve  a Rule  12b-1  Plan  (for  Class  A) and an
                        Amended and Restated  Rule 12b-1 Plan (for each of Class
                        B and Class C). As described in the  accompanying  Proxy
                        Statement, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class;

         Proposal 3:    To  approve  a change to the  Fund's  sub-classification
                        under the Investment Company Act of 1940, as amended, from a diversified company to a non-diversified company;

         Proposal 4:    To  approve  a new  subadvisory  agreement  for the Fund
                        between ZSI and Jennison Associates LLC; and

         Proposal 5:    To  ratify  the  selection  of Ernst & Young  LLP as the
                        independent auditors for the Fund for the Fund's current fiscal year.

         The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

         Holders of record of shares of the Fund at the close of business on February 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                     By Order of the Board,

                                                     /s/ Maureen E. Kane

                                                     Maureen E. Kane
                                                     Secretary

March 6, 2001

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                                PRELIMINARY COPY

                            KEMPER VALUE+GROWTH FUND
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                                 PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is being furnished to shareholders of the Kemper Value+Growth Fund (the "Fund"). The Board of Trustees (the "Board", the Trustees on which are referred to as the "Trustees") of the Fund is soliciting proxies from shareholders of the Fund for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Zurich Scudder Investments, Inc., investment manager of the Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 24, 2001 at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

         Proposal 1 in this Proxy Statement describes the election of Trustees, Proposal 2 proposes the adoption of Rule 12b-1 Plans, Proposal 3 seeks the approval of a change to the Fund's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a diversified company to a non-diversified company, Proposal 4 seeks the approval of a new subadvisory agreement for the Fund between ZSI and Jennison Associates LLC and Proposal 5 proposes the ratification of the selection of the Fund's independent auditors. As discussed below, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class. In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose Proxy Statement this is.

         THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING [ ] OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Fund. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of the Fund. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and focus its distribution efforts. In connection with that initiative, the Independent Trustees (as defined below) of the two separate boards of Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Fund were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Fund and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative efficiencies to both the Fund and ZSI.

         The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees and the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:


       Name (Date of Birth),                                  Year First Became
       Principal Occupation and Affiliations                   a Board Member

John  W.  Ballantine  (2/16/46),(1)  Retired;  formerly,
First Chicago NBD Corporation/The First National Bank of
Chicago:  1996-1998,  Executive Vice President and Chief         [    ]
Risk  Management  Officer;  1995-1996,   Executive  Vice
President and Head of International  Banking;  Director,
First Oak Brook  Bancshares,  Inc.,  Oak Brook  Bank and
Tokheim Corporation.


Lewis  A.  Burnham   (1/8/33),(1)   Retired;   formerly,
Partner,  Business Resources Group; formerly,  Executive         [    ]
Vice President, Anchor Glass Container Corporation.


Mark  S.  Casady  (9/12/60),*  Managing  Director,  ZSI;
formerly, Institutional Sales Manager of an unaffiliated         Nominee
mutual fund distributor.


Linda C. Coughlin (1/1/52),*(2) Managing Director, ZSI.          [    ]


Donald  L.  Dunaway  (3/8/37),(1)   Retired;   formerly,
Executive  Vice   President,   A.O.  Smith   Corporation         [    ]
(diversified manufacturer).


James  R.  Edgar  (7/22/46),(3)   Distinguished  Fellow,
University  of  Illinois  Institute  of  Government  and
Public Affairs;  Director,  Kemper  Insurance  Companies         Nominee
(not affiliated with the Kemper Funds);  Director,  John
B.  Sanfilippo  & Son,  Inc.;  Director,  Horizon  Group
Properties, Inc.; formerly, Governor, State of Illinois.


William F. Glavin (8/30/58),* Managing Director, ZSI.            Nominee


Robert  B.  Hoffman  (12/11/36),(1)  Retired;  formerly,
Chairman,  Harnischfeger Industries, Inc. (machinery for
the  mining  and  paper  industries);   formerly,   Vice
Chairman and Chief Financial  Officer,  Monsanto Company         [    ]
(agricultural,   pharmaceutical   and   nutritional/food
products);    formerly,   Vice   President,    Head   of
International Operations, FMC Corporation (manufacturer of machinery and chemicals); Director, Harnischfeger
Industries, Inc.


Shirley  D.  Peterson  (9/3/41),(1)  Retired;  formerly,
President,  Hood College;  formerly,  Partner, Steptoe &
Johnson   (attorneys);   prior  thereto,   Commissioner,         [    ]
Internal  Revenue  Service;  prior  thereto,   Assistant
Attorney  General  (Tax),  U.S.  Department  of Justice;
Director, Bethlehem Steel Corp.


Fred B. Renwick  (2/1/30),(3)  Professor of Finance, New
York University, Stern School of Business; Director, the
Wartburg  Foundation;  Chairman,  Finance  Committee  of
Morehouse College Board of Trustees;  Director, American         Nominee
Bible Society Investment Committee; previously member of
the Investment  Committee of Atlanta University Board of
Trustees;   formerly   Director  of  Board  of  Pensions
Evangelical Lutheran Church in America.


William  P.  Sommers  (7/22/33),(1)  Retired;  formerly,
President and Chief Executive Officer, SRI International
(research and  development);  prior  thereto,  Executive
Vice  President,   Iameter   (medical   information  and
educational  service  provider);  prior thereto,  Senior         [    ]
Vice President and Director, Booz, Allen & Hamilton Inc.
(management   consulting  firm);   Director,  PSI  Inc.,
Evergreen Solar,  Inc. and Litton  Industries;  Advisor,
Guckenheimer   Enterprises;   Consultant  and  Director,
SRI/Atomic Tangerine.

John  G.  Weithers   (8/8/33),(3)   Retired;   formerly,
Chairman  of the  Board  and  Chief  Executive  Officer,
Chicago Stock Exchange; Director, Federal Life Insurance         Nominee
Company; President of the Members of the Corporation and Trustee, DePaul University.


* Interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.

(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.

(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                                     Present Office with the Fund;
                                   Principal Occupation or Employment
Name (Date of Birth)                       and Directorships

Donald R. Jones (1/17/30)       Trustee;  Retired;   Director,   Motorola,  Inc.
                                (manufacturer   of   electronic   equipment  and
                                components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.


Responsibilities of the Board of Trustees -- Board and Committee Meetings

         The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee if elected has been selected and nominated solely by the current Independent Trustees of the Fund.

         The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Trustees (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

         Currently, the Board of Trustees has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board of Trustees met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

         The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

         The Board has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Fund. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William
P. Sommers. The Nominating and Governance Committee held one meeting during calendar year 2000.

Officers
                             Present Office with
                             the Fund; Principal              Year First Became
  Name (Date of Birth)     Occupation or Employment(1)          an Officer(2)

Mark S. Casady          President;  Managing  Director,  ZSI;         [       ]
(9/21/60)               formerly,     Institutional     Sales
                        Manager  of  an  unaffiliated  mutual
                        fund distributor.

Linda C. Coughlin       Trustee,     Vice    President    and         [       ]
(1/1/52)                Chairman; [ ], ZSI.

Philip J. Collora       Vice    President    and    Assistant         [       ]
(11/15/45)              Secretary;   Attorney,   Senior  Vice
                        President, ZSI.

Donald E. Hall          Vice President; [  ], ZSI.                    [       ]
(  /  /  )

Kathryn L. Quirk        Vice  President;  Managing  Director,         [       ]
(12/3/52)               ZSI.

William F. Truscott     Vice President; [   ], ZSI.                   [       ]
(9/14/60)

Linda J. Wondrack       Vice    President;     Senior    Vice         [       ]
(9/12/64)               President, ZSI.

John R. Hebble          Treasurer;   Senior  Vice  President,         [       ]
(6/27/58)               ZSI.

Brenda Lyons            Assistant   Treasurer;   Senior  Vice         [       ]
(2/21/63)               President, ZSI.

Maureen E. Kane         Secretary;   Vice   President,   ZSI;         [       ]
(2/14/62)               formerly,  Assistant  Vice  President
                        of   an    unaffiliated    investment
                        management   firm;   prior   thereto,
                        Associate   Staff   Attorney   of  an
                        unaffiliated   investment  management
                        firm,   and   Associate,   Peabody  &
                        Arnold (law firm).

Caroline Pearson        Assistant  Secretary; Senior                  [        ]
(4/1/62)                Vice President,  ZSI; formerly,
                        Associate, Dechert Price &
                        Rhoads (law firm) 1989 to 1997.


(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the Fund.

Compensation of Trustees and Officers

         The Fund pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Fund makes no direct payments to them.

         To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Fund are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Fund who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

         The following Compensation Table provides in tabular form the following data:

         Column (1) All Trustees who receive compensation from the Fund.

         Column (2) Aggregate compensation received by each Trustee from the Fund during calendar year 2000.

         Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                         Aggregate Compensation      Total Compensation From
Name of Trustee          from the Fund               Fund Complex(2)(3)

John W. Ballantine       $  [     ]                  $  [     ]
Lewis A. Burnham         $  [     ]                  $  [     ]
Donald L. Dunaway(1)     $  [     ]                  $  [     ]
Robert B. Hoffman        $  [     ]                  $  [     ]
Donald R. Jones          $  [     ]                  $  [     ]
Shirley D. Peterson      $  [     ]                  $  [     ]
William P. Sommers       $  [     ]                  $  [     ]

(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Fund, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Fund to Mr. Dunaway are $[ ].

(2) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 funds. Each Trustee currently serves on the boards of 26 Kemper trusts/corporations comprised of 45 funds.

(3)      Aggregate  compensation  reflects  amounts  paid  to the  Trustees  for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administration agreement for certain funds and the consolidation of certain boards). Such amounts totaled [ ], [ ], [ ], [ ], [ ], [ ], and [ ] for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A portion of these meeting fees were borne by ZSI.

                  The Board of Trustees unanimously recommends

            that the shareholders of the Fund vote FOR each nominee.

PROPOSAL 2: ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND RESTATED RULE 12b-1 PLAN

         The Board has approved, and recommends that Class A shareholders of the Fund approve a Rule 12b-1 Plan (the "Plan"), and that shareholders of each of Class B and Class C of the Fund approve an Amended and Restated Rule 12b-1 Plan (each an "Amended Plan," together the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of the Plan or an Amended Plan will not result in any increase in fees or expenses for the applicable Class. A copy of the Plan is attached hereto as Exhibit A (for Class A shareholders). A copy of the forms of Amended Plans are attached hereto as Exhibit B (for shareholders of each of Class B and Class C).

Background

         The  Fund,  on  behalf  of  each  Class,  is  currently  a  party  to a
Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606. Pursuant to the terms of the Services Agreement, KDI provides information and administrative services for the benefit of the Fund and the shareholders of each Class. In exchange for providing the services under the Services Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attributable to the Class. KDI uses the administrative services fee to compensate financial services firms ("firms") for providing personal services and maintenance of accounts for their customers that hold shares of the Classes and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

         Each of Class B and Class C has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class. The distribution plan currently in effect for each of Class B and C is dated [ ]. Appendix 1 sets forth the amount of distribution fees paid by the Fund during the fiscal year ended November 30, 2000 pursuant to the distribution plans applicable to Classes B and C.

         Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees of the Fund believe that the services that have been performed by KDI under the Services Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which authorizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If the shareholders approve the adoption of the Plan or the Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement.

Terms of the Plan and the Amended Plans

         As noted above, the Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by the Fund of the administrative services fee to KDI pursuant to Rule 12b-1. Neither the Plan nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. Each Plan for Class A shareholders, if approved, will authorize the payment of the 0.25%
administrative fee under a Rule 12b-1 Plan. Each Amended Plan is identical to the current distribution plan applicable to each of Class B and Class C, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agreement. The Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, the Plan and each Amended Plan will become effective on Jul 1, 2001, and will remain in effect for one year after its effective date. Thereafter, the Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the Fund and the Independent Trustees of the Fund who have no direct or indirect financial interest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

         The Board must approve all material amendments to the Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that increases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

         The Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Trustees requires the vote of a majority of the Qualified Board Members.
Termination by the shareholders requires the vote of a majority of the outstanding voting securities of the applicable Class.

         In connection with adopting the Plan and each Amended Plan, the Board has adopted amendments to the Services Agreement, which will become effective if the shareholders approve the Plan and each Amended Plan. Such amendments incorporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If the shareholders do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect for the applicable class(es).

Trustee Consideration

         In determining to recommend adoption of the Plan and the Amended Plans, the Board considered a variety of factors. The Trustees examined the nature of the services KDI provides pursuant to the Services Agreement and the benefit such services provide to the Fund and the shareholders of the Classes. In addition, the Board considered general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agreements similar to the Services Agreement. The Trustees were also advised by independent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C). The Trustees noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. The Trustees also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees concluded that it would be in the best interests of the Fund, each Class and its shareholders if the Services Agreement operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

              The Board of Trustees unanimously recommends that the shareholders of each Class vote in favor of this Proposal 2.

   PROPOSAL 3: APPROVAL OF A CHANGE TO THE FUND'S SUB-CLASSIFICATION UNDER THE
        1940 ACT FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY

         The Board has adopted, subject to shareholder approval, the recommendation of ZSI, the Fund's investment manager, that the Fund's sub-classification be changed from "diversified" to "non-diversified." The Fund is currently classified as a "diversified company" under Section 5(b) of the 1940 Act. As a "diversified company," the Fund must have at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities (the "75% basket"). For purposes of the 75% basket, the Fund may not count securities of a single issuer that account for more than 5% of the Fund's total assets or that constitute more than 10% of such issuer's outstanding voting securities as "other securities." These restrictions apply only at the time of investment.

         For example, if the Fund's portfolio includes a security that constitutes 6% of the Fund's total assets, that position would be excluded from the 75% basket. In addition, if shares of a security held by the Fund constitute more than 10% of an issuer's outstanding voting securities, that position would likewise be excluded from the 75% basket. This restriction is designed to prevent funds that hold themselves out as diversified from being tied too closely to the success of one or a few issuers. In addition, the restriction is designed to prevent such funds from controlling portfolio companies.

         The Board recommends that shareholders approve the Proposal to change the Fund's sub-classification from "diversified" to "non-diversified." If the shareholders approve the Proposal, the Fund will no longer be required to comply with the diversification standards outlined above. The Fund intends to continue to comply with the diversification and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the taxable year
(i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Although the Fund will be subject to the diversification standards imposed by the Code, a change in the Fund's sub-classification to a non-diversified investment company will permit the Fund to invest a larger portion of its assets in fewer issuers than is now the case.

         ZSI believes that this change in the Fund's sub-classification will benefit shareholders with the potential for improved performance because the Fund will have the flexibility to make larger investments in those large U.S. growth and value stocks that the investment manager believes present the best opportunities for growth. The Fund's investment objective is to seek growth of capital through a portfolio of growth and value stocks. The Fund seeks its objective by investing primarily in growth and value stocks from among the 1,000 largest U.S. stocks. The Fund's manager currently seeks a diversified portfolio that consists of approximately 50% growth stocks and approximately 50% value stocks, which may shift at different times depending on the manager's outlook, while still maintaining variety in terms of the securities, issuers and economic sectors represented. ZSI has proposed, and the Board has approved, changes to the Fund's investment strategy to limit the number of securities the Fund holds, to maintain an equal allocation of assets between the value and growth portions of the Fund and to employ multiple managers. In order to permit the Fund to implement the new investment strategies, ZSI has advised the Board that the Fund's sub-classification should be changed from diversified to non-diversified.

         While investing a larger portion of the Fund's assets in fewer issuers may prove beneficial when such companies outperform the market, larger investments in fewer issuers will also magnify any negative performance by such portfolio companies. In general, the Fund's net asset value may become more volatile. However, ZSI believes these additional risks are outweighed by the potential for improved performance.

         The Board of Trustees unanimously recommends that shareholders of theFund vote in favor of this Proposal 3.

                  PROPOSAL 4: APPROVAL OF SUBADVISORY AGREEMENT

Introduction

         The Board of Trustees proposes that shareholders of the Fund approve a new Subadvisory Agreement between ZSI and Jennison Associates LLC ("Jennison"). Pursuant to an Investment Management Agreement dated September 7, 1998, ZSI currently acts as investment adviser to the Fund. ZSI proposes to delegate day-to-day investment management of the growth segment of the Fund's portfolio (approximately 50%) to Jennison pursuant to the proposed Subadvisory Agreement. ZSI will remain responsible for allocating assets between the growth and value segments of the portfolio and for handling the day-to-day investment responsibilities for the value and cash segments. Section 15 of the 1940 Act requires that both shareholders of the Fund and the Fund's Board, including a majority of the Independent Trustees, approve the Subadvisory Agreement. A description of the Subadvisory Agreement is set forth below and is qualified in its entirety by reference to the Form of Subadvisory Agreement attached to this Proxy Statement as Exhibit C.

Description of the Investment Management Agreement

         Responsibility for overall management of the Fund rests with the Trust's Board of Trustees and officers. Professional investment supervision is provided by ZSI. Under the Investment Management Agreement, last approved by the Board on September 27, 2000 and by shareholders on December 17, 1998, ZSI acts as investment manager to the Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Investment Management Agreement provides that the Fund is generally responsible for the charges and expenses of its operations. The Investment Management Agreement also provides that ZSI shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the ZSI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

         The Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the Board of Trustees or by shareholders of the Fund. The Fund's Investment Management Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the Fund's outstanding shares, and will terminate automatically upon assignment. The Fund pays ZSI an investment management fee, payable monthly, at the annual rate of 0.72% of the Fund's average daily net assets. For the fiscal year ended November 30, 2000, the Fund paid investment management fees of [$ ] to ZSI.

Board Considerations

         On January 24, 2001, the Board, including the Independent Trustees, unanimously voted to approve the Subadvisory Agreement and to recommend its approval to the shareholders of the Fund.

         In determining whether to approve the proposed Subadvisory Agreement and to recommend its approval to shareholders, the Board considered various factors and reviewed various materials furnished by ZSI and Jennison. In particular, the Board considered the prior investment performance of comparable Jennison accounts relative to broad-based indices and to comparably managed mutual funds, the investment approach of Jennison and the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the growth portion of the Fund. The Board also considered the following factors: (1) the financial strength and resources of Jennison; (2) the favorable history, reputation, qualifications, and background of Jennison, as well as the qualifications of its personnel; and (3) Jennison's experience with other U.S. registered investment companies.

         The Board of Trustees also reviewed the terms of the Subadvisory Agreement and its possible effects on ZSI, Jennison, the Fund, and the Fund's shareholders, including the change in net compensation to ZSI. Under the terms of the Subadvisory Agreement, Jennison may pay a broker-dealer a commission which exceeds the commission paid for effecting a portfolio investment transaction for brokerage and research services provided by the broker-dealer. This arrangement is subject to policies approved by the Board and upon a good faith determination by Jennison that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. The Board also considered that the investment management fees paid by the Fund would not increase as a result of the new Subadvisory Agreement.

Description of the Subadvisory Agreement

         For the services pursuant to the Subadvisory Agreement, Jennison will receive a fee at an annual rate based on the combined average daily net assets of the Fund allocated to its management, in accordance with the following schedule:

             Assets                             Fee

$0 - $100 million                             0.45%
$100 - $500 million                           0.40%
$500 million - $1 billion                     0.35%
$1 - $2 billion                               0.30%
$2 billion +                                  0.25%

         The subadvisory fee is payable monthly by ZSI, not the Fund, and is calculated by multiplying the monthly fee calculated above by the ratio of the Fund's assets relative to the combined assets. Under this fee arrangement, Jennison will receive fees based on the value of portfolio assets under its management as those assets have been allocated to it by ZSI.

         Under the terms of the Subadvisory Agreement, Jennison is not liable to ZSI for any loss arising out of Jennison's responsibilities as subadviser to the Fund, except in the case of its willful misconduct, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Subadvisory Agreement.

         The Subadvisory Agreement may be terminated without penalty at any time by the Board, by a vote of the majority of the Fund's outstanding voting securities, or upon 60 days' written notice by ZSI or by Jennison. The Subadvisory Agreement also terminates automatically upon the termination of the Investment Management Agreement between ZSI and the Fund or upon its assignment (as that term is defined in the 1940 Act). Upon termination of the Subadvisory Agreement for any reason, ZSI may resume management of some or all of the portfolio or seek approval of another subadviser.

         If approved by the shareholders, the Subadvisory Agreement will be effective on or shortly after the date of approval and will remain in effect through September 30, 2001. Thereafter, it will continue in effect if it is approved at least annually by vote of a majority of the Fund's outstanding voting securities, or by the Fund's Board, and in either event, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

         In the event that the new Subadvisory Agreement is not approved by shareholders, ZSI would continue to manage the entire portfolio and the Board may choose to again solicit the approval of the shareholders for the new Subadvisory Agreement or to seek a new subadviser to manage the growth portion of the Fund.

Description of Jennison

         Jennison was founded in 1969 and has served as an investment adviser to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients, which primarily include registered investment companies and institutional accounts. Jennison specializes in growth stock investing based on a bottom-up approach to individual stock selection. With respect to the growth portion of the Fund, Jennison will follow a growth equity approach with an emphasis on large-cap growth stocks. Under this strategy, Jennison seeks stocks that it believes are able to maintain or achieve superior absolute or relative earnings growth and are attractively valued. The table below sets forth certain information with respect to other registered investment companies advised by Jennison and which have investment objectives similar to the growth segment of the Fund:


                                                            Net Assets as of          Fee Rate (as a % of
   Fund                                                     December 31, 2000*        average daily net assets)

   Prudential 20/20 Focus Fund                              $439,449,237              0.30% to $300 million
   (Growth Segment)                                                                   0.25% over $300 million

   The Prudential Series Fund, Inc. -                       $37,757,465               0.30% to $300 million
   20/20 Focus Portfolio                                                              0.25% over $300 million
   (Growth Segment)

   Strategic Partners Series - Strategic Partners           $162,667,152              0.30% to $300 million
   Focused Growth Fund                                                                0.25% over $300 million
   (Jennison Segment)

   The Prudential Series Fund, Inc. -                       $3,014,857                0.30% to $300 million
   SP Strategic Partners Focused Growth Portfolio                                     0.25% over $300 million
   (Jennison Segment)

   Seasons Series Trust -                                   $6,832,581                0.40%
   Focus Growth Portfolio
   (Jennison Segment)

   SunAmerica Style Select Series, Inc. -                   $492,788,574              0.40%
   Focus Portfolio
   (Jennison Segment)

   Masters' Select Funds Trust -                            $81,943,692               0.75% on first $10 million;
   The Masters' Select Equity Fund                                                    0.50% on next $30 million;
   (Jennison Segment)                                                                 0.35% on next $25 million;
                                                                                      0.25% on next $335 million;
                                                                                      0.22% on next $600 million;
                                                                                      0.20% over $1 billion


* When Jennison serves as adviser to only a segment of a fund, the value of net assets reflects only those assets allocated to Jennison.

         Jennison, located at 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of The Prudential Investment Corporation ("PIC"). PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company ("PAMHCo"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The address for PIC and PAMHCo is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. If approved as the Fund's subadviser, Jennison may direct purchase and sale orders for portfolio securities to any broker-dealer, including Jennison's affiliates, to the extent and in the manner permitted by applicable law.

         The name and principal occupation of the principal executive officers and each director of Jennison is shown below. The address of each person is 466 Lexington Avenue, New York, NY 10017. The individuals who will be primarily responsible for the day-to-day management of the Jennison portion of the Fund are Spiros "Sig" Segalas and Kathleen A. McCarragher.

        Michael A. Del Balso. Director and Executive Vice President, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.

         Mary-Jane Flaherty. Director since 2000. Managing Director, Strategic Initiatives, PIC, since December 1998; prior to December 1998, various positions to Chief Financial Officer, PIC, and various positions to Vice President, Prudential.

        John H. Hobbs. Chairman since 1998. Chief Executive Officer Jennison, since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

         Karen E. Kohler. Director since 1998. Executive Vice President, Jennison, since 2000. Treasurer, Jennison, since 1999. Chief Compliance Officer, Jennison, since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.

         Kathleen  A.  McCarragher.   Director  and  Executive  Vice  President,
Jennison,  since 1998; prior to 1998,  Managing  Director,  Weiss,  Peck & Greer
L.L.C.

         Philip N. Russo. Director since 2000. Vice President and Director, PIC, since 1999; prior to 1999, Vice President, Prudential and Managing Director, Bankers Trust Company.

         Spiros "Sig" Segalas. Director, President and Chief Investment Officer, Jennison, since 1998; prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

         Victor Y. Sim. Director since 2000. Vice President, Prudential, since 1997.

          John R. Strangfeld. Director since 2000. Chief Executive Officer, Prudential Securities Incorporated, since October 2000. Executive Vice President, Prudential Global Asset Management, Prudential, since February 1998. Various positions to Chief Executive Officer, Chairman, President and Director, PIC, since January 1990. Chairman, Pricoa Capital Group, since August 1989; prior to 1998, various positions to Chief Executive Officer, Private Asset Management Group, Prudential.

         Keven C. Uebelein. Director since 2000. Senior Managing Director, Mergers & Acquisitions, PIC, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential.

         Bernard B. Winograd. Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since December 1996; Senior Vice President and Director, PIC, since December 1998; prior to December 1996, The Taubman Company LLC.

         No trustees or officers of the Fund are employees, officers, directors or shareholders of Jennison.

         The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 4.

             PROPOSAL 5: RATIFICATION OR REJECTION OF THE SELECTION
                             OF INDEPENDENT AUDITORS

         The Board of Trustees, including all of the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

         The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board [has] [has not] considered whether E&Y's provision of services, the compensation for which is disclosed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees," is compatible with maintaining E&Y's independence.


                                           Financial Information
                               Audit        Systems Design and      All Other
                               Fees        Implementation Fees(1)    Fees(2)
Kemper Value+Growth Fund


(1)      Represents aggregate fees billed for information technology services.

(2) Represents aggregate fees billed for all other non-audit services, including tax-related services.

         The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 5.

                             ADDITIONAL INFORMATION

General

         [Information will be inserted regarding the allocation of expenses associated with the proxy solicitation.] In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

         The presence at the Meeting, in person or by proxy, of the holders of 30% of the shares of the Fund (for a Fund-wide vote) or Class (for a Class-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Fund-wide or Class-wide vote will require, respectively, the affirmative vote of the holders of a majority of the Trust's, Fund's or concerned Class' shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Fund voting at the Meeting. Approval of Proposal 2 as to a Class requires the affirmative vote of a "majority of the outstanding voting securities" of the Class. Approval of Proposals 3 and 4 require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposals 2, 3 and 4, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class/Fund present at the meeting if more than 50% of the outstanding voting securities of the Class/Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Class/Fund. Approval of Proposal 5 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposals 2, 3, 4 and 5.

         Holders of record of the shares of the Fund at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of [ ], 2001, there were [ ] Class A shares, [ ] Class B shares and [ ] Class C shares of the Fund outstanding.

         Appendix 2 sets forth the beneficial owners of more than 5% of each Class of the Fund's shares. To the best of the Fund's knowledge, as of [ ], 2001, no person owned beneficially more than 5% of any Class of the Fund's outstanding shares, except as stated in Appendix 2. Appendix 3 hereto sets forth the number of shares of the Fund owned directly or beneficially by the Trustees of the Board and by the nominees for election.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[ ]. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the social security or taxpayer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-[ ]. Any proxy given by a shareholder is revocable until voted at the Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter and Administrator

         KDI is the principal underwriter and administrator of the Fund.

Shareholder Proposals for Subsequent Meetings

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

         No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                                    EXHIBIT A

                  Fund:  Kemper Value+Growth Fund (the "Fund")
                 Class:  Class A (the "Class")

                             FORM OF RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Services. Pursuant to the terms of an Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         2. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to the Services Agreement and such other information as from time to time shall be reasonably requested by the Board.

         3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         5. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund for its services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         6. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                    EXHIBIT B

          Fund:      Kemper Value+Growth Fund (the "Fund")
          Class:     Class B (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2.  Additional  Services.  Pursuant  to  the  terms  of an  Shareholder
Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

              Fund:    Kemper Value+Growth Fund (the "Fund")
             Class:    Class C (the "Class")

                  FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

         Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees (the "Board"), including a majority of the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

         1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the annual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms ("Firms") appointed by KDI in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the distribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

         2.  Additional  Services.  Pursuant  to  the  terms  of an  Shareholder
Services Agreement (the "Services Agreement"), KDI provides information and administrative services for the benefit of the Fund and its shareholders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, assistance to investors in changing dividend and investment options, account designations and addresses, and such other administrative services as the Fund or KDI may reasonably request.

         3. Periodic Reporting. KDI shall prepare reports for the Board on a quarterly basis for the Class showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board.

         4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the Class.

         5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

         6. Amendment. This Plan may not be amended to increase materially the amount to be paid to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

         7. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

         8. Recordkeeping. The Fund will preserve copies of this Plan, the Distribution Agreement, the Services Agreement and all reports made pursuant to Paragraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

         9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board members or upon any shareholder.

         10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

         11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Class as the Act or the rules thereunder so require.

(Dated [          ], 2001]

                                    EXHIBIT C

                                     FORM OF

                              SUBADVISORY AGREEMENT

         AGREEMENT made as of the ___ day of _____, 2001, between Zurich Scudder Investments, Inc., a Delaware corporation (hereinafter called the "Manager"), and Jennison Associates LLC, a Delaware limited liability company (hereinafter called the "Subadviser").

                                   WITNESSETH:

         WHEREAS, Kemper Value Plus Growth Fund (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "Investment Company Act"); and

         WHEREAS, the Board of Trustees of the Trust (the "Board" and its members, the "Trustees") is authorized to issue the Trust's shares of beneficial interest in separate series and has authorized Kemper Value+Growth Fund (the "Series"); and

         WHEREAS, the Manager acts as manager for the Series pursuant to an Investment Management Agreement between the Manager and the Trust, on behalf of the Series, dated [ ], and is responsible for the day-to-day management and overall administration of the Series; and

         WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to those assets of the Series that the Manager from time to time determines to assign to the Subadviser (those assets being referred to as the "Fund Account"); and

         WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

         1. The Subadviser's Services. The Subadviser shall serve the Manager as investment counsel with respect to the Fund Account.

         The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust relating to the Series (including amendments), and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Board and furnished to the Subadviser, and in accordance with the instructions and procedures of the Manager furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Fund Account, to provide research and analysis relative to the investment program and securities and other investments ("investments") of the Fund Account, to determine what investments should be purchased, sold and loaned by the Fund Account and to monitor on a continuing basis the performance of the investments of the Fund Account. In addition, the Subadviser shall place orders for the purchase and sale of investments for the Fund Account and, subject to the provisions of the following paragraph, shall take reasonable steps to assure that those portfolio transactions are effected subject to the best execution under the circumstances. The Subadviser shall advise the custodian for the Series ("Custodian") and the Manager on a prompt basis of each purchase and sale of an investment for the Fund Account specifying the name of the issuer, the CUSIP number (if available), the description and amount (or number of shares) of the investment purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Board or the Manager may reasonably request, the Subadviser shall furnish to the Manager, Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Fund Account, all in such detail as the Trust or the Manager may reasonably request. The Subadviser shall also inform the Manager, the Trust's officers and the Board on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Fund Account. The Subadviser shall make its officers and employees available to meet with the Manager, the Trust's officers and the Board at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the Fund Account in the light of the Series' investment objectives and policies and market conditions.

         It shall be the duty of the Subadviser to furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 9 hereof.

         In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

         In furnishing the services under this Agreement, the Subadviser shall comply with the requirements of the Investment Company Act and of the Investment Advisers Act of 1940 ("Advisers Act") applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser shall immediately notify the Manager and the Trust in the event that the Subadviser: (1) becomes subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Agreement; or (2) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority (including, without limitation, any self-regulatory organization). The Subadviser shall immediately forward, upon receipt, to the Manager any correspondence from the SEC or other regulatory authority that relates to the Series.

         The Subadviser's primary consideration in effecting a security transaction shall be to obtain the best execution under the circumstances for the Fund Account, taking into account the factors specified in the Prospectus and Statement of Additional Information of the Trust relating to the Series. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund Account to pay a broker-dealer for effecting a portfolio investment transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to accounts as to which it exercises investment discretion. The Subadviser shall provide such reports as the Board or the Manager may request with respect to the Fund Account's brokerage and the manner in which that brokerage was allocated.

         The Fund Account assets shall be maintained in the custody of the Custodian (who shall be identified by the Manager in writing). The Subadviser shall not have custody of any securities, cash or other assets contained in the Fund Account, and shall not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Subadviser. The Subadviser shall promptly notify the Manager if the Subadviser becomes an affiliated person of the Custodian.

         2. Delivery of Documents to the Subadviser. The Manager shall furnish to the Subadviser copies of each of the following documents:

                  (a) The Declaration of Trust of the Trust as in effect on the date hereof;

                  (b) The By-laws of the Trust in effect on the date hereof;

                  (c) The resolutions of the Board approving the engagement of the Subadviser as subadviser for the Fund Account and approving the form of this agreement;

                  (d) The resolutions of the Board selecting the Manager as investment manager to the Series and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

                  (e) The Investment Management Agreement with the Trust, on behalf of the Series;

                  (f) The Code of Ethics of the Trust and of the Manager as currently in effect;

                  (g) Current copies of the Prospectus and Statement of Additional Information of the Trust relating to the Series;

                  (h) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Series; and

                  (i) A schedule of the investments and other assets that will initially comprise the Fund Account.

         The Manager shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items
(a) though (h) above shall be provided within 30 days of the time such materials became available to the Manager and, until so provided, the Subadviser may continue to rely on those documents previously provided.

         During the term of this Agreement, the Manager also shall furnish to the Subadviser prior to use thereof copies of all Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably objects in writing within five business days (or such other time period as may be mutually agreed) after receipt thereof. However, the Manager and the Subadviser may mutually agree that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

         In the event of termination of this Agreement, the Manager shall continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or otherwise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         3. Delivery of Documents to the Manager. The Subadviser shall furnish the Manager with copies of each of the following documents:

                  (a)      The Subadviser's most recent balance sheet;

                  (b) Separate lists of persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to the Custodian and the fund accounting agent of Trust assets for the Series;

                  (c) The Code of Ethics of the Subadviser as currently in effect; and

                  (d) Any compliance policies, trading, commission and other reports, confirmation of Subadviser's insurance coverage (in form and substance satisfactory to the Manager), and such other management or operational documents as the Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Subadviser.

         The Subadviser maintains a written Code of Ethics that complies with the requirements of Rule 17j-1 under the Investment Company Act, as amended. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Subadviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested persons of the Trust, may approve such change not later than six months after its adoption by the Subadviser, as required by Rule 17j-1. The Subadviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Subadviser shall provide the Board with a written report that, as required by Rule 17j-1: (1) describes any issue arising under the Subadviser's Code of Ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and (2) certifies that the Subadviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Subadviser shall permit the Trust to examine the reports to be made by the Subadviser under Rule 17j-1(d) and the records the Subadviser maintains pursuant to Rule 17j-1(f).

         The Subadviser shall furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser shall provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to items (a) through (c) above shall be provided within 30 days of the time such materials became available to the Subadviser.

         The Subadviser shall promptly notify the Manager of any transaction or other event that results in an "assignment" of this Agreement within the meaning of the Investment Company Act. In addition, the Subadviser shall promptly complete and return to the Manager or the Trust any compliance questionnaires or other inquiries submitted to the Subadviser in writing.

4. Other Agreements, etc. It is understood that any of the shareholders, the Trustees, officers and employees of the Trust or the Series may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser, and that any such interested person or any such organization may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. On occasions when the Subadviser deems the purchase or sale of a security for the Fund Account to be in the best interest of the Series, as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the investments to be sold or purchased in order to obtain best execution under the circumstances. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Subadviser in the manner the Subadviser considers to be most equitable and consistent with its fiduciary obligations to the Series and to such other clients. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell for the Fund Account, or recommend for purchase or sale, by the Fund Account any investment which it or its officers, directors, affiliates or employees may purchase or sell for the Subadviser or such officer's, director's, affiliate's or employee's own accounts or for the account of any of the Subadviser's clients, advisory or otherwise.

         The Subadviser may give advice and take action with respect to other funds or clients, or for its own account that may differ from the advice or the timing or nature of action taken with respect to the Fund Account.

         Nothing in this Agreement shall be implied to prevent (1) the Manager from engaging other subadvisers to provide investment advice and other services in relation to assets of the Series, or other series of the Trust, for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such assets or series; or (2) the Subadviser from providing investment advice and other services to other funds or clients.

5.            Fees, Expenses and Other Charges.

         (a) For its services hereunder, the Subadviser shall be paid a management fee by the Manager according to the fee schedule attached hereto as Schedule A.

         (b) The Subadviser, at its expense, shall furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties under this Agreement.

6. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Series. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

         The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

7. Representations and Covenants of the Parties. The Subadviser hereby acknowledges that it is registered as an investment adviser under the Advisers Act and that neither it nor any affiliated person of it, as such term is defined in Section 2(a)(3) of the Investment Company Act ("affiliated person"), is subject to any disqualification that would make the Subadviser unable to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act. The Manager and the Subadviser acknowledge that the Fund Account represents only a portion of the Series and that the Subadviser shall not be responsible for ensuring that the Series as a whole is managed in a manner that complies with applicable rules and regulations of the SEC and Subchapter M and Section 817 of the Internal Revenue Code. The Subadviser covenants that it shall carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree including, if requested by the Manager, managing the Fund Account as if it were a separate investment company for purposes of determining compliance with the rules and regulations of the SEC, the Series' investment policies and restrictions and the Series' qualification as a registered investment company under Subchapter M and Section 817 of the Internal Revenue Code. The Subadviser also covenants that it shall cooperate with the Manager's (or its designee's) personnel to ensure that the Series is in conformity with such rules and regulations, investment policies and restrictions and Subchapter M and Section 817, including providing such information concerning the purchase or sale of investments on behalf of the Fund Account as the Manager may request.

8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Fund Account, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Fund Account and discuss the management of it. If requested by the Manager, the Subadviser shall also furnish the Manager quarterly compliance certifications. The Subadviser shall permit its financial statements, books and records with respect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Series any legal process served upon it on behalf of the Manager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registration statement.

         In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Subadviser agrees that all records it maintains with respect to the Fund Account are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request. However, the Subadviser may retain copies of such records to comply with the recordkeeping requirements of the Investment Advisers Act and Investment Company Act. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the Fund Account. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act the records it maintains for the Trust.

9. Continuance and Termination. This Agreement shall remain in full force and effect through September 30, 2001, and is renewable annually thereafter by specific approval of the Board or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Board, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement shall automatically terminate in the event of its assignment by either party to this Agreement, as defined in the Investment
Company Act, or upon termination of the Manager's Investment Management Agreement with the Trust, on behalf of the Series. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser.

10. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved in a manner consistent with the Investment Company Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom, SEC no-action letter or SEC interpretive guidance.

11. Voting Rights. The Manager shall be responsible for exercising any voting rights of any investments of the Series.

12. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as manager of the Fund Account (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the Investment Company Act, the Advisers Act and the Securities Exchange Act of 1934.

         In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Manager agrees to indemnify and hold harmless the Subadviser and any affiliated person or controlling person of the Subadviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information of the Trust relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

         In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

13. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the affirmative vote, at a duly called and held meeting of shareholders of the Series, (1) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy, or (2) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

         For the  purposes of this  Agreement,  the terms  "affiliated  person,"
"interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act, and the term "controlling person" shall have the meaning defined in the 1933 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under such Acts.

14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee provides in writing to the others for the delivery of such notices and communications, and shall be deemed to have been given at the time of delivery.

         If to the Manager:     ZURICH SCUDDER INVESTMENTS, INC.
                                345 Park Avenue

                                New York, NY  10154
                                Attention: General Counsel

         If to the Trust:       KEMPER GROWTH PLUS VALUE FUND
                                222 South Riverside Plaza
                                Chicago, IL 60606
                                Attention: Secretary

         If to the Subadviser:  JENNISON ASSOCIATES LLC
                                466 Lexington Avenue
                                New York, NY  10017
                                Attention:  Karen Kohler,
                                            Executive Vice President

15. Instructions. The Subadviser is authorized to honor and act on any notice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen signatures shall be provided by the Trust or Manager from time to time.

16. Law. This Agreement is governed by and shall be construed in accordance with the laws of the Commonwealth of Massachusetts in a manner not in conflict with the provisions of the Investment Company Act.

17. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the Trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Series must look solely to the property of the Series for the enforcement of any claims against the Series as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Series. No series of the Trust shall be liable for the obligations of any other series.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

        IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                         ZURICH SCUDDER INVESTMENTS, INC.


Attest:                                 By:
             ---------------------         ------------------------------------
             Name                          Name:
             Title:                        Title:


                       SUBADVISER: JENNISON ASSOCIATES LLC

Attest:                                 By:
             -------------------           ------------------------------------
             Name                          Name:     Karen Kohler
             Title:                        Title:   Executive Vice President

                     Schedule A to the Subadvisory Agreement
          for the Kemper Value+Growth Fund (the "Series"), a series of Kemper Value Plus Growth Fund (the "Trust"), made as of the __ day of ____, 2001 between Zurich Scudder Investments, Inc. ("Manager")
                   and Jennison Associates LLC ("Subadviser")

                                  FEE SCHEDULE

As compensation for its services described herein, the Subadviser shall receive from the Manager a monthly fee based on a percentage of the combined average daily net assets of the Fund Account and the Fund Account referred to in the Subadvisory Agreement made as of the ___ day of _____, 2001, between the Manager and the Subadviser relating to the Kemper Value+Growth Fund (the "Kemper Value+Growth Fund Account") calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net assets of the Fund Account and the Kemper Value+Growth Fund Account as provided in the schedule below, and (b) the quotient of (i) average daily net assets of the Fund Account for the period in question divided by (ii) the combined average daily net assets of the Fund Account and of the Kemper Value+Growth Fund Account for such period.

                       Net Assets*             Annualized Rate

                $0 - $100 million                 0.45 of 1%
                $100 - 500 million                0.40 of 1%
                $500 - 1 billion                  0.35 of 1%
                $1 - 2 billion                    0.30 of 1%
                $2 billion +                      0.25 of 1%

* Combined  net assets of the Fund  Account  and the  Kemper  Value+Growth  Fund
Account

The "average daily net assets" of the Fund Account and the Kemper Value+Growth Fund Account shall be calculated at such time or times as the Board may determine in accordance with the provisions of the Investment Company Act of 1940. The value of the net assets of the Fund Account and the Kemper Value+Growth Fund Account shall always be determined pursuant to the applicable provisions of the applicable Declaration of Trust and Registration Statement. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the Series determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees shall be prorated appropriately if the Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.

                                   APPENDIX 1

                                Distribution Fees

         The following table discloses fees paid by the Fund, on behalf of Classes B and C, during the fiscal year ended November 30, 2000, pursuant to the distribution plans applicable to Class B and Class C.

                                         Fees Paid
                                         Pursuant to
                                         Distribution Plan
                  Aggregate Fees         as a Percentage of
                  Paid Pursuant to       Fund's Average
                  Distribution Plan      Net Assets During       Amounts Paid to
  Class           During Period               Period             Affiliates(1)


Class B
Class C


(1) This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI or KDI, an affiliated person of such person, or a person that during the fiscal year ended November 30, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                   APPENDIX 2

                Beneficial Owners of More Than 5% of Fund Shares

                                   APPENDIX 3

                   Fund Shares Owned by Nominees and Trustees

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

KEMPER VALUE+GROWTH FUND          Special Meeting of Shareholders - May 24, 2001

         I hereby appoint Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

         I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

         This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                           PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                IN THE ENCLOSED ENVELOPE.
                                                 NO POSTAGE IS REQUIRED.

                                             Dated ___________________, 2001

                                    Please  sign  exactly  as your name or names
                                    appear.   When   signing  as  an   attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give your full title as such.



                                          _____________________________________
                                          Signature(s) of Shareholder(s)

                      YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.

PROPOSAL 1                                               Please vote by filling
                                                           in the boxes below.

To elect Trustees to hold office until                FOR           WITHHOLD
their respective successors have been             all nominees     authority to
duly elected and qualified or until their         listed (except   vote for all
earlier resignation or removal.                   as noted in       nominees
                                                 space provided)     listed

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham,
               (03) Mark S. Casady,  (04) Linda C.  Coughlin,  (05) Donald
               L. Dunaway,  (06) James R. Edgar,  (07) William  F. Glavin,
               (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.

                                                   FOR      AGAINST      ABSTAIN
PROPOSAL 2

To  approve a Rule  12b-1 Plan (for Class A)
and an Amended and Restated  Rule 12b-1 Plan
(for  each  of  Class  B and  Class  C).  As
described   in   the   accompanying    Proxy
Statement,  shareholder approval of Proposal
2 by a Class will not result in any increase in fees or expenses for that Class.

PROPOSAL 3

To   approve   a   change   to  the   Fund's
sub-classification   under  the   Investment
Company Act of 1940, as amended, from a diversified company to a non-diversified company.

PROPOSAL 4

To approve a new subadvisory agreement for the Fund between Zurich Scudder Investments,
Inc. and Jennison Associates LLC.

PROPOSAL 5

To ratify the selection of Ernst & Young LLP as the independent auditors for the Fund for the Fund's current fiscal year.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE